UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company held its Annual Meeting of Shareholders on May 14, 2024 (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders approved Amendment No. 2 to the Company’s 2018 Amended and Restated Directors’ Restricted Shares Plan, as amended (the “DRSP”), increasing the number of common shares authorized for issuance under the DRSP by 200,000 shares. A description of the DRSP is included in the Company’s proxy statement which was filed with the Securities and Exchange Commission on Schedule 14A on April 4, 2024. Amendment No. 2 to the DRSP is attached hereto as Exhibit 10.1.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting the following matters were voted on by the Company’s shareholders:
1.The nine Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Ira C. Kaplan	24,781,476	725,960	268,036
Kim Korth	24,370,172	1,137,264	268,036
William M. Lasky	22,506,320	3,001,116	268,036
George S. Mayes, Jr.	24,781,581	725,855	268,036
Carsten J. Reinhardt	24,880,411	627,025	268,036
Sheila Rutt	25,483,849	23,587	268,036
Paul J. Schlather	25,315,846	191,590	268,036
Frank S. Sklarsky	25,481,379	26,057	268,036
James Zizelman	25,315,889	191,547	268,036
2.The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
25,253,880	521,116	476	—
3.A non-binding advisory resolution to approve the 2023 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
25,295,714	206,073	5,649	268,036
The Company’s policy is to have an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis.
4.Amendment No. 2 to the Company’s 2018 Amended and Restated Directors’ Restricted Shares Plan, as amended was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,682,648	820,004	4,784	268,036

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Stoneridge, Inc. 2018 Amended and Restated Directors’ Restricted Shares Plan, as amended.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 16, 2024	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)